================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                    Date of report (Date of earliest event
                                  reported):
                     December 11, 1998 (December 8, 1998)


                              THE AES CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)



         Delaware                   0-19281                 54-1163725
 (State of incorporation   (Commission File Number)     (I.R.S. Employer
    or organization)                                     Identification No.)

                            1001 North 19th Street
                           Arlington, Virginia 22209
   (Address, including zip code of Registrant's principal executive offices)

      Registrant's telephone number, including area code: (703) 522-1315

                                NOT APPLICABLE
         (Former Name or Former Address, if changed since last report)


================================================================================


Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

    4.01 Senior Indenture dated December 8, 1998 (the "Senior Indenture") between the Registrant and The First National Bank of Chicago.

    4.02 First Supplemental Indenture dated December 8, 1998 to the Senior Indenture between the Registrant and The First National Bank of Chicago.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       THE AES CORPORATION


                                       By: /s/ William R. Luraschi
                                           ---------------------------
                                           Name:  William R. Luraschi
                                           Title: Vice President and
                                                   General Counsel


Date: December 11, 1998